SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                                     FORM 8-K/A
                                  Amendment No. 1

                                   CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 5, 1999


                         HOME PROPERTIES OF NEW YORK, INC.
            (Exact name of Registrant as specified in its Charter)


    MARYLAND                        1-13136               16-1455126
   (State or other jurisdiction  (Commission file number) (I.R.S.
    of incorporation or                                    Employer
    organization)                                  Identification Number)


           850 CLINTON SQUARE ROCHESTER, NEW YORK 14604
           (Address of principal executive offices)


    Registrant's telephone number, including area code: (716) 546-4900







                                   Not applicable
           (Former name or former address, if changed since last report)

                         HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 1 TO CURRENT REPORT
                                 ON FORM 8-K/A


          Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on April 5, 2000, as set forth in the pages attached hereto:

          Items 2 and 5.  Acquisition of Assets.

          Financial Statements for the Gateside Portfolio purchased on March 15, 2000, are presented in Item 7.

          Item 7.  Financial Statements and Exhibits.

            a.   Financial Statements of the business acquired:

                 Audited statement of revenues and certain expenses of the Gateside Portfolio for the year ended December 31, 1999.

            a.   Pro Forma Financial Information:

                 Pro  forma  condensed consolidated balance  sheet  of  the
                 Company  as  of  December  31,  1999  and  related   notes
                 (unaudited).

                 Pro forma consolidated statement of operations of the Company for the year ended December 31, 1999 (unaudited).

                 Notes   to   the  pro  forma  consolidated  statement   of
                 operations of the Company for the year ended December 31, 1999 (unaudited).

            a.   Exhibit 23.0 -  Consent of PricewaterhouseCoopers, LLP

          The Gateside Portfolio
          Statement of Revenues and Certain Expenses December 31, 1999 Report of Independent Accountants


          To the Board of Directors and Shareholders of Home Properties of New York, Inc.


          In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, present fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The Gateside Portfolio for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States. The statement of revenues and certain expenses is the responsibility of The Gateside Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

          The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The Gateside Portfolio's revenues and expenses.


          /s/ PricewaterhouseCoopers LLP
          Rochester, New York

          April 26, 2000

          The Gateside Portfolio
          Statement of Revenues and Certain Expenses (In thousands)




                                                    For the
                                                 Year Ended
                                                December 31,
                                                       1999
          Revenues:
             Rental income                           $19,357
             Other income                                640
                                                     -------
                                                     $19,997
                                                     -------
          Certain expenses:
             Property operating and maintenance        5,517
             Real estate taxes                         1,291
                                                     -------
                                                       6,808
                                                     -------
          Revenues in excess of certain expenses     $13,189
                                                     =======

          The Gateside Portfolio
          Statement of Revenues and Certain Expenses (In thousands)

          1.  Basis of Presentation and Summary of Significant Accounting
          Policies

             Business
             The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The Gateside Portfolio, six residential properties owned and managed by common parties not related to Home Properties of New York, Inc. (the "Company").

             On March 16, 2000, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of The Gateside Portfolio, 2,113 apartment units located in six communities, and two parcels of vacant land. The properties are primarily located in suburban markets of Philadelphia, Pennsylvania.

             The acquisition was funded through the assumption of mortgages of the communities totalling approximately $73.1 million, approximately $30 million in cash and the issuance of Operating Partnership Units in Home Properties of New York, L.P. valued at approximately $32.8 million. The mortgages carry a weighted average interest rate of 7.7% and a weighted average maturity of 4.2 years.

             Basis of Presentation
             The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of The Gateside Portfolio for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of The Gateside Portfolio. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of The Gateside Portfolio. The Company is not aware of any material factors relating to The Gateside Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

             Revenue Recognition
             Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

             Use of Estimates in the Preparation of Financial Statements
             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      HOME PROPERTIES OF NEW YORK, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1999
                            (Unaudited, In Thousands)

          This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Gateside Portfolio, the Old Friends Apartments and the Detroit Communities on December 31, 1999. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Gateside Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Gateside Portfolio, the Old Friends Apartments and the Detroit Communities have been made.


                                        As of December 31, 1999
                                        -----------------------

                           Home
                           Properties  Gateside    Old        Detroit
                           of New      Portfolio   Friends    Communities ProForma     Company
                           York,        (B)        Apartments  (B)        Adjust.(C)   Pro Forma
                           Inc. (A)                   (B)
                           ----------  ---------   ---------- ----------- ---------     ---------
   ASSETS
   Real estate,net        $1,378,849     $28,193      $556       $2,154   $123,622(D)  $1,533,374
   Cash and cash
     equivalents               4,742                   400                                  5,142
   Other assets              120,026          -          -            -          -        120,026
                           ----------  ----------   ------     ---------- ---------     ---------
                                     -
   Total Assets           $1,503,617     $28,193      $956       $2,154   $123,622     $1,658,542
                          ===========   =========   ======     ========== =========    ==========
   LIABILITIES
   Mortgage notes
     payable                $618,901     $73,100    $2,400       $7,500   $     -     $   701,901
   Line of credit             50,800                                        33,203(E)      84,003
   Other liabilities          36,913                                                       36,913
                            --------     -------    ------      --------  ---------    ----------
   Total Liabilities         706,614      73,100     2,400       7,500      33,203        822,817
                            --------     -------    ------      --------  ---------    ----------

   Minority interest         299,880        -         -            -        38,722 (F)    338,602
                            --------     -------    ------      --------  ---------    ----------
   Preferred Stock,
     Series B                 48,733                                                       48,733
                            --------                                                   ----------
 STOCKHOLDERS' EQUITY
 Preferred Stock, Series A    35,000                                                       35,000
 Common stock                    196                                                          196
 Additional paid-in capital  461,345                                                      461,345
 Accumulated deficit         (38,294)    (44,907)   (1,444)     (5,346)     51,697 (G)    (38,294)
 Officer and Director
   notes for stock purchases  (9,857)                                                      (9,857)
                             --------    --------   -------      -------   -------      ----------
 Total stockholders' equity  448,390     (44,907)   (1,444)     (5,346)     51,697        448,390
                             --------    --------   -------      -------   -------      ----------

 Total liabilities and
   Stockholders' equity   $1,503,617     $28,193      $956      $2,154    $123,622     $1,658,542
                          ==========     ========   =======     ========  ========     ===========

                        HOME PROPERTIES OF NEW YORK, INC.
              NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1999
                           (Unaudited, in Thousands)


          (A) Reflects the Company's historical consolidated balance sheet as of December 31, 1999 as reported on Form 10-K/A.

                The Company's historical consolidated balance sheet includes the balance sheet of The Lakes Apartment (acquired November 5,
                1999). The acquisition was recorded as Land $2,821; Building $22,395; and Appliances $434 funded with excess cash and the Company's line of credit.

          (B) Reflects the Gateside Portfolio (acquired March 15, 2000), the Old Friends Apartments (acquired February 1, 2000) and the Detroit Communities (acquired March 22, 2000), historical balance sheets as of December 31, 1999 for the assets/liabilities acquired by the Company.

          (C) The pro forma adjustments reflect the purchase of the Gateside Portfolio, Old Friends Apartments and Detroit Communities. The purchase price was allocated as follows:

                                                  Appliances
                               Land    Building   & Equipment   Total
                              -------  ---------- ----------- -------
     Gateside Portfolio      $21,534  $114,577      $2,114    $138,225
     OldFriends Apartments       255     1,744          51       2,050
     Detroit Communities       2,160    11,730         360      14,250
                              -------  -------    ----------  --------
             Total           $23,949  $128,051      $2,525    $154,525
                             =======  ========    ==========  ========

            The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

          (D) Reflects the excess of the cash purchase price of $154,525 over the historical seller's cost basis of $30,903.

          (E) Represents the draw down of the Company's line of credit to fund the acquisitions.

          (F) Reflects the issuance of shares of operating partnership units for the acquisitions as follows:


                                OP Units  Unit Price     Minority/Interest
                                --------  ----------     -----------------
    Gateside Portfolio        1,202,687      $27.25            $32,773
    Old Friends Apartments        1,433       25.00                 36
    Detroit Communities         224,356       26.35              5,913
                              ---------      ------             ------
             Total            1,428,476                        $38,722
                              =========                        =======

          (G) Represents the elimination of the seller's historical capital account.

                          HOME PROPERTIES OF NEW YORK, INC.
      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED
                             DECEMBER 31, 1999
             (Unaudited, in Thousands, Except Share and Per Share Data)

    The unaudited pro forma Consolidated Statement of Operations for the year ended December 31, 1999 is presented as if the acquisitions of the Gateside Portfolio, the Lakes Apartments, the Old Friends Apartments, and the Detroit Communities had occurred on January 1, 1999. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues Certain Expenses of the Gateside Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Gateside Portfolio, the Lakes Apartments, the Old Friends Apartments, and the Detroit Communities have been made.

    The unaudited pro forma Consolidated Statement of Operations for the year ended December, 1999 is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                 For the Year Ended December 31, 1999
                                 ------------------------------------
                         Home
                         Properties
                         of New                  The     Old
                         York, Inc.    Gateside  Lakes   Friends  Detroit   Pro       Company
                         Historical    Portfolio Apts.   Apts     Comm.     Forma       Pro
                         (A)           (B)       (C)     (D)      (E)       Adjmnt.    Forma
                         ----------    --------- -----   ------   -------   ------    -------         .      t.

  Revenues:
  Rental Income          $217,591       $19,357   $3,325   $380    $2,672              $243,325
  Property other
    income                  6,878           640      181     18        55                 7,772
  Interest and Dividends    7,092                                                         7,092
  Other income              2,902                                                         2,902
                          -------        ------   ------   ----    ------               -------
  Total revenues          234,463        19,997    3,506    398     2,727               261,091
                          -------        ------   ------   ----    ------              --------

  Expenses:
  Operating and
   maintenance             95,200         6,808    1,598    203     1,211               105,020
  General and
    administrative         10,696                                              694 (F)   11,390
  Interest                 39,558                                            9,925 (G)   49,483
  Depreciation and amort.  37,350                                            4,495 (H)   41,845
  Loss on available-for-
    sale securities         2,123                                                         2,123
  Non-recurring
   acquisition expenses     6,225                                                         6,225
                           ------        ------   ------  -----    -----    -------     -------

  Total Expenses          191,152         6,808    1,598    203     1,211   15,114      216,086
                          -------        ------   ------   ----     -----   ------      -------

  Income before gain on
   disposition of property
   minority interest and
   extraordinary item      43,311        13,189    1,908    195     1,516  (15,114)      45,005
  Gain on disposition
   of property                457                                                           457
                          -------        ------   ------    ----    -----   ------      -------
  Income before minority
   interest and
   extraordinary item     $43,768       $13,189   $1,908   $195    $1,516 ($15,114)      45,462
                          =======        ======    =====    ====    =====   ======

  Minority interest                                                                      19,297
                                                                                         ------
  Net income before extraordinary item                                                   26,165
  Extraordinary item                                                                       (100)
                                                                                         ------
  Net income before preferred dividends                                                  26,065
  Preferred dividends                                                                    (1,153)
  Net income available for                                                               -------
   common shareholders                                                                  $24,912
                                                                                         ======
  Net income available for common
    shareholders       - Basic                                                            $1.33
                                                                                         ======
                       - Diluted                                                          $1.33
                                                                                         ======
  Weighted average number of
   shares outstanding - basic                                                        18,697,731
                                                                                     ==========
                      - diluted                                                      18,800,907
                                                                                     ==========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                           (Unaudited, in Thousands)

      (A) Reflects the historical consolidated statement of operations for the Company for the year ended December 31, 1999.

      (B) Reflects the historical revenues and certain expenses of the Gateside Portfolio which were not owned by the Company for the year ended December 31, 1999.

      (C) Reflects the historical revenues and certain expenses of the Lakes Apartments which was not owned by the Company for the period prior to their acquisition in 1999.

      (D) Reflects the historical revenues and certain expenses of Old Friends Apartments, which was not owned by the Company for the year ended December 31, 1999.

      (E) Reflects the historical revenues and certain expense of the Detroit Communities, which were not owned by the Company for the year ended December 31, 1999.

      (F)   Reflects additional general and administrative expenses.

      (G) Reflects the increase in interest related to debt assumed and drawn down on the Line of Credit to finance the acquisitions. The interest is calculated as follows:


                                Principal Balance      Interest Expense
                                -----------------      ----------------

          Gateside at 7.7%         $73,100                    $5,629
          Old Friends Apartments
          at 6.73%                   2,400                       162
          Detroit Communities at
          7.88%                      7,500                       591
          Gateside (Line of Credit
          at 6.8%)                  30,000                     2,040
          Lakes (Line of Credit at
          6.8% for the Period
          1/1/99 to 11/8/99)        25,520                     1,503
                                ----------                  --------
                                  $138,520                   $ 9,925
                                ==========                  ========
      The historical consolidated statement of operations for the Company for the year ended December 31, 1999 needs twelve months worth of interest on each loan associated with the acquisition, except for The Lakes Apartments acquired on November 8,1999.

          (H) Reflects depreciation and amortization related to the acquisition. See Note C on page 8 for further information on useful lives of these assets.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HOME PROPERTIES OF NEW YORK, INC. (Registrant)

                              Date: May 22, 2000


                              By:     /s/ David P. Gardner
                                   David P. Gardner Vice President
                                   Chief Financial Officer and Treasurer


                              Date:  May 22, 2000


                              By:     /s/ David P. Gardner
                                    David P. Gardner, Vice President
                                   Chief Financial Officer and Treasurer

                               HOME PROPERTIES OF NEW YORK, INC.

                                        EXHIBIT INDEX




          Exhibit 23.0 - Consent of PricewaterhouseCoopers, LLP

                                                         Exhibit 23.0

                         Consent of Independent Accountants


          We consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 33-96004, 333-37229, 333-94815, 333-
          92023, 333-93761, 333-46243, 333-2672, 333-58799, 333-64069, 333-52601
          and 333-75253) and on Forms S-8 (Nos. 333-05705, 333-12551, 333-58801,
          333-60731, 333-89631, and 333-91985) filed by Home Properties of New
          York, Inc. of our report dated April 26, 2000 relating to the financial statement of The Gateside Portfolio for the year ended December 31, 1999, which report is included in the accompanying Form 8-K/A. We also consent to the reference to our firm under the caption "Experts."

          /s/PricewaterhouseCoopers LLP

          Rochester, New York
          May 19, 2000